SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                                February 19, 2004
                                -----------------
                Date of Report (Date of earliest event reported)



                                CIENA Corporation
                                -----------------
             (Exact name of registrant as specified in its charter)



    Delaware               0-21969                        23-2725311
(State or other     (Commission File No.)     (IRS Employer Identification No.)
 jurisdiction
 of incorporation)



               1201 Winterson Road, Linthicum, Maryland     21090
               ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)



               Registrant's telephone number, including area code:
                                 (410) 865-8500
                                 --------------


                                 Not applicable
                                 --------------
          (Former name or former address, if changed since last report)



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Item 5.   Other Events and Regulation FD Disclosure.

On February 19, 2004, CIENA Corporation issued a press release announcing its intent to acquire Internet Photonics, Inc. The press release is being furnished hereto as Exhibit 99.1.

Item 7.   Financial Statements and  Exhibits.

99.1      Press Release dated February 19, 2004.




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



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                              CIENA CORPORATION


Date:  February 19, 2004                      By: /s/ Russell B. Stevenson Jr.
                                                  ------------------------------
                                                  Russell B. Stevenson, Jr.
                                                  Senior Vice President,
                                                  General Counsel and Secretary




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